Genie Energy Ltd

(NYSE: GNE)

Investor Presentation

May 2018

Safe Harbor Statement

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Genie's and its divisions' future performance;
- projections of Genie's and its divisions' results of operations or financial condition;
- statements regarding Genie's plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and
- expectations concerning the permitting, timing and development of Afek's Oil and Gas exploration projects.

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Genie's current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the Genie's control. Such known and unknown risks, uncertainties and other factors may cause Genie's actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Genie's periodic filings made with the Securities and Exchange Commission.

Genie cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of Genie's current expectations concerning future results, events and conditions and Genie is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Genie Energy: At a Glance



Genie Energy Ltd.
(NYSE: GNE)
(NYSE: GNEPRA)
Genie Retail Energy
Afek Oil & Gas
Genie Retail Energy Domestic
Genie Retail Energy International

Genie Energy Class B Common Stock

Symbol	NYSE: GNE
Stock Price[1]	$5.13
Shares Outstanding[2]	25.0 million
Dividend Yield[1]	5.8%
Market Capitalization	$128 million

Genie Energy Series 2012-A Preferred Stock

Symbol	NYSE: GNEPRA
Stock Price[1]	$7.34
Shares Outstanding	2.3 million
Dividend Yield[1]	8.7%

Cash[3, 4]	$38.1 million
Debt[4]	$2.5 million
Revenue (TTM)[5]	$282.1 million
Loss from operations (TTM)[5]	$(5.1) million
Adjusted EBITDA (TTM)[5, 6]	$9.0 million
Full time employees	185

[1] Market data as of 05/04/2018
[2] Includes 1.6 million shares of Class A common stock not publicly traded
[3] Includes cash, cash equivalents and restricted cash
[4] As of 03/31/2018
[5] TTM - Twelve months ended 03/31/2018
[6] Non-GAAP measure. See slides 14 & 15 for reconciliation to GAAP measure

Investment Thesis

- **Strategic Transition:** Genie Energy is focusing on its retail energy supplier business after curtailing oil and gas (O&G) exploration activities. Company is positioned for significant improvements in profitability as O&G exploration expenditures decline

- **Strong growth in core business:** Genie Retail Energy is expanding domestic and international operations
  - **Domestic:** Organic net meter adds, geographic expansion and strategic acquisitions
  - **International**: JV launched in Great Britain

- **Attractive dividend:** Yield on Genie common and preferred stock supported by cash flows from Genie Retail Energy and liquid balance sheet

Genie Retail Energy - Overview

Genie Retail Energy is a leading retail energy provider (REP)

- Founded in 2004, now among the largest independent residential REPs
- Operations in 14 US states and Great Britain
- History of strong financial performance

Value proposition

- Customers: Power of choice, value added services and potential savings
- Utilities: Removes load-based risk while generating fees from services

Managed-risk model

- Many utilities offer purchase of receivables programs – reducing credit risk
- Asset–light business model minimizes capital-at-risk
- Geographic diversity mitigates regulatory and weather related risks

Meter and RCE Performance

METERS


Total Meters
550,000
450,000
350,000
250,000
150,000
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

RESIDENTIAL CUSTOMER EQUIVALENTS (RCEs)


400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000

4Q10
2Q11
4Q11
2Q12
4Q12
2Q13
4Q13
2Q14
4Q14
2Q15
4Q15
2Q16
4Q16
2Q17
4Q17
Electricity RCE's
Natural Gas RCE's

COMMENTARY

- 2014: First half Polar Vortex increases churn. Second half stabilization
- 2015-2016: Strong sequential electric meter, RCE growth and new territories
- 2016: Acquired Town Square Energy in fourth quarter
- 2017: Organic RCE growth

Retail Value Chain

Customer Acquisition Model

- Multiple sales channels across multiple regions
- Diverse product offerings
- Deep data analysis to identify market opportunities and optimize product offerings

Value Creation

- Hedging strategies reduce commodity volatility
- Winback and customer retention strategies leverage all current sales channels
- Award winning customer service

Long-term, valuable customers

- Attractive EBITDA margin and cash flow cycle
- Targeted payback period is as little as 9 months
- Customer rewards program

M&A Highlights

townsquare energy	MIRABITO natural gas
• Date: November 2016	• Date: August 2017
• Price: $9.6 million plus working capital	• Price: $3.0 million plus working capital
• Opened four new states to Genie's customer acquisition engine	• Immediately EBITDA accretive
• Differentiated customer acquisition model and respected brand helped to increase Town Square Energy RCEs from 47,000 at purchase to 67,400*	• Added the Florida commercial natural gas market
	• Providing a platform for the expansion of Genie commercial business

*As of December 31, 2017

Customer Portfolio

RESIDENTIAL CUSTOMER EQUIVALENTS (RCEs) as of 3/31/18


Brand
Citizens Choice
IDT Energy
Residents Energy
Town Square


State
NY
PA
NJ
IL
CT
MD
Other


Commodity
Electric
Gas


Product
Fixed
Variable

Genie Retail Energy Markets


WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
ME
NH
MA
RI
CT
NJ
DE
MD
DC
Genie Retail Energy Markets Served
Deregulated Markets Opportunity

Genie Retail Energy

IDT Energy

RESIDENTS ENERGY

townsquare energy

MIRABITO natural gas

GRE Results of Operations

Genie Energy

(USD in millions)	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2016	2017	TTM*
Revenue	$58.9	$44.6	$57.2	$51.5	$71.4	$50.2	$69.5	$73.1	$89.3	$212.1	$264.2	$282.1
Gross profit	24.0	18.1	20.2	14.6	24.8	12.1	21.8	26.8	24.5	76.9	85.5	85.1
SG&A	13.3	12.9	12.3	11.8	15.9	21.5	16.8	14.1	13.6	50.4	68.4	66.1
Equity in the loss of Genie UK	-	-	-	-	-	-	(0.2)	(0.4)	(0.5)	-	(0.6)	(1.1)
Income (Loss) from operations	10.7	5.2	7.9	2.7	9.0	(9.4)	4.8	12.2	10.3	26.5	16.6	18.0
Adjusted EBITDA	10.9	5.3	8.0	3.1	9.5	(8.9)	5.4	12.8	10.9	27.3	18.8	20.2

**TTM – Twelve months ended March 31, 2018*

COMMENTARY

- Strong financial performance through wholesale commodity price fluctuations
- All customer acquisition and marketing costs expensed in the period incurred
- *De minimis* CAPEX and D&A expense
- Seasonality: Q2 and Q4 shoulder periods between peak heating and cooling seasons

Why Own Genie Energy?

Special Situation Investors:

- Moving toward a pure-play retail energy provider model while curtailing oil and gas (O&G) exploration program
- Reduced O&G exploration expense will positively impact Adjusted EBITDA and cash flows in 2018
- Well-established public company comps facilitate valuation in retail energy space

Dividend Investors:

- Attractive dividend yield supported by strong retail energy cash flows and liquid balance sheet

Growth Investors:

- Proven retail energy growth model with strong growth prospects
- Expanding international presence with a JV in Great Britain
- Capacity to finance continued expansion from working capital

Genie Energy P&L By Line of Business

Genie Retail and Corporate Overhead

(USD in millions)	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2016	2017	TTM*
Revenue	$58.9	$44.6	$57.2	$51.5	$71.4	$50.2	$69.5	$73.1	$89.3	$212.1	$264.2	$282.1
Gross profit	24.0	18.1	20.2	14.6	24.8	12.1	21.8	26.8	24.5	76.9	85.5	85.1
SG&A	15.8	15.2	14.5	14.1	18.3	24.3	19.0	16.6	16.0	59.6	78.2	75.9
Equity in the loss of Genie UK	-	-	-	-	-	-	(0.2)	(0.4)	(0.5)	-	(0.6)	(1.1)
Income (Loss) from operations	8.3	2.9	5.7	0.4	6.6	(12.2)	2.6	9.8	8.0	17.3	6.8	8.2
Adjusted EBITDA	9.6	4.1	6.9	2.0	8.2	(10.6)	4.4	11.4	9.8	22.5	13.4	15.0

Afek and Genie Oil & Gas

(USD in millions)	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2016	2017	TTM*
G&A	$0.3	$0.7	$0.4	$0.5	$0.5	$0.5	$0.4	$0.5	$1.1	$1.9	$1.9	$2.5
Exploration expense /R&D	1.8	1.5	1.3	1.2	0.9	1.0	0.8	2.3	0.2	5.8	4.9	4.3
Write-Off of capitalized exploration cost	-	-	41.0	-	-	-	-	6.5	-	41.0	6.5	6.5
Other gain (loss)		1.3	-	(0.1)	-	-	-	-	-	1.2	-	-
Loss from operations	(2.3)	(1.0)	(42.8)	(1.8)	(1.4)	(1.4)	(1.2)	(9.3)	(1.4)	(47.8)	(13.3)	(13.3)
Adjusted EBITDA	(2.3)	(2.2)	(1.7)	(1.7)	(1.3)	(1.3)	(1.1)	(2.5)	(1.2)	(7.8)	(6.2)	(6.0)
Capitalized Exploration Costs	$ 8.0	$ 4.7	$ 0.1	$ -	$ 1.1	$ 2.2	$ 2.3	$ -	$ -	$12.9	$ 5.6	$ 4.5

**TTM – Twelve months ended March 31, 2018*

Reconciliation of Non-GAAP Financials

Reconciliation of Non-GAAP Financial Measures

In addition to including financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), Genie Energy's investor presentation included Adjusted EBITDA, which is a non-GAAP financial measure. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Genie Energy's measure of Adjusted EBITDA consists of gross profit less selling, general and administrative expense, research and development expense, exploration expense and equity in the net loss of joint ventures, plus depreciation, amortization and stock-based compensation (which are included in selling, general and administrative expense). Another way of calculating Adjusted EBITDA is to start with income (loss) from operations and add depreciation, amortization, stock-based compensation, other operating loss, and the write-off of capitalized exploration costs, and other operating gain. These additions and deductions are non-cash and/or non-routine items in the relevant periods.

Management believes that Genie's Adjusted EBITDA measure provides useful information to both management and investors by excluding certain expenses and non-routine gains or losses that may not be indicative of Genie's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to Genie's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. Adjusted EBITDA may also be an indicator of the strength and performance of Genie's and the segment's ongoing business operations, including the ability to fund capital expenditures, and meet working capital needs from current operations (as opposed to cash resources), and to incur and service debt.

Management refers to Adjusted EBITDA, as well as the GAAP measures gross profit and income (loss) from operations, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and Genie's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

Although depreciation and amortization are considered operating costs under GAAP, they primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or constructed in prior periods. While Genie Energy's oil and gas exploration business may be capital intensive, Genie Energy does not expect to incur significant depreciation or depletion expense for the foreseeable future. Genie Energy's operating results exclusive of depreciation and amortization is therefore a useful indicator of its current performance.

Stock-based compensation recognized by Genie Energy and other companies may not be comparable because of the various valuation methodologies, subjective assumptions and the variety of types of awards that are permitted under GAAP. Stock-based compensation is excluded from Genie Energy's calculation of Adjusted EBITDA because management believes this allows investors to make more meaningful comparisons of the operating results of Genie Energy's core business with the results of other companies. However, stock-based compensation will continue to be a significant expense for Genie Energy for the foreseeable future and an important part of employees' compensation that impacts their performance.

In 2016, other operating gain was the gain on consolidation of AMSO, LLC, which was a component of income (loss) from operations. This gain was excluded from the calculation of Adjusted EBITDA. Genie Energy's equity in the net loss of AMSO, LLC (a joint venture with Total until April 30, 2016) was included in Adjusted EBITDA because it was the result of ongoing operations of AMSO, LLC. The gain on consolidation of AMSO, LLC was a non-routine result of Total's withdrawal from AMSO, LLC. Also in 2016, other operating loss was expense incurred from drilling and related operations for a water cooperative of agricultural settlements in the Golan Heights. This project was a short-term water drilling project that was outside the scope of Genie Energy's oil and gas exploration business. The other operating gain (loss) were therefore excluded from Genie Energy's and the relevant segment's core operating results.

The write-off of capitalized exploration costs, which is a component of income (loss) from operations, is also excluded from the calculation of Adjusted EBITDA. The write-off of capitalized exploration costs is primarily dictated by events and circumstances outside the control of management that trigger an impairment analysis. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of Genie Energy's continuing operations.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, gross profit, income (loss) from operations, cash flow from operating activities, net income (loss) or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, Genie's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following are reconciliations of Adjusted EBITDA to the most directly comparable GAAP measure:

Reconciliation of Non-GAAP Financials

Genie Energy (NYSE: GNE) Page 3 *(in thousands)*	Genie Energy TTM
Adjusted EBITDA	$8,958
Subtract :	
Depreciation and amortization	$2,263
Write-off of capitalized exploration costs	$6,483
Stock-based compensation	$5,321
Loss from operations	($5,109)

GRE Results of Operations
Page 11 *(in thousands)*

	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2016	2017	TTM
Adjusted EBITDA	$10,874	$5,306	$8,039	$3,130	$9,524	($8,859)	$5,382	$12,794	$10,906	$27,350	$18,841	$20,223
Subtract:												
Depreciation and amortization	59	59	58	251	432	420	434	453	438	427	1,740	$1,745
Stock-based Compensation	118	78	88	137	118	114	176	108	119	420	516	$517
Income from operations	$10,698	$5,169	$7,893	$2,742	$8,974	($9,394)	$4,773	$12,233	$10,349	$26,503	$16,586	$17,961

Genie Retail and Corporate Overhead
Page 13 *(in thousands)*

	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2016	2017	TTM
Adjusted EBITDA	$9,555	$4,055	$6,923	$1,992	$8,244	($10,597)	$4,368	$11,433	$9,774	$22,525	$13,448	$14,978
Subtract:										---	---	---
Stock-based compensation	1,200	1,111	1,152	1,314	1,232	1,141	1,362	1,222	1,347	$4,777	$4,957	$5,072
Depreciation and amortization	59	59	59	251	432	421	434	453	438	$428	$1,740	$1,746
Income from operations	$8,296	$2,885	$5,712	$427	$6,580	($12,159)	$2,572	$9,758	$7,989	$17,320	$6,751	$8,160

Afek and Genie Oil and Gas
Page 13 *(in thousands)*

	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2016	2017	TTM
Adjusted EBITDA	($2,250)	($2,155)	($1,725)	($1,670)	($1,339)	($1,259)	($1,068)	($2,487)	($1,206)	($7,800)	($6,153)	($6,020)
Subtract (add):										---		
Stock-based compensation	9	16	9	2	6	---	49	200	---	$36	255	249
Depreciation and amortization	37	41	39	36	38	151	53	159	155	$153	401	518
Write-off of capitalized exploration costs	---	---	41,041	---	---	---	---	6,483	---	$41,041	6,483	6,483
Other operating gain (loss)	---	(1,262)	---	64	---	---	---	---	---	($1,198)	---	---
Income from operations	($2,296)	($950)	($42,814)	($1,772)	($1,383)	($1,410)	($1,170)	($9,329)	($1,361)	($47,832)	($13,292)	($13,270)

Michael Stein
Chief Executive Officer

Avi Goldin
Chief Financial Officer